UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 15, 2005
                                                          -------------


                                  ICEWEB, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-27865                 13-2640971
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


         205 Van Buren Street, Herndon, Virginia             20170
         ----------------------------------------          ----------
         (Address of principal executive offices)          (Zip Code)


         Registrant's telephone number, including area code 703-964-8000
                                                            ------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
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[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

          On June 15, 2005 IceWEB, Inc.'s Board of Directors appointed Mr. Joseph Druzak to the Board. Mr. Druzak has also been appointed to the Compensation Committee of the Board of Directors.

          More than 20 years ago, Mr. Druzak joined Kreher Steel Company, LLC., a large, privately-held specialty steel distribution company serving such diverse markets as automotive, rail, construction, oil and gas, aerospace and defense. Mr. Druzak has served as President and CEO since January 1, 2000. Prior to January 1, 2000, Mr. Druzak served as Executive Vice President.

          On June 16, 2005 IceWEB, Inc. issued a press release announcing the appointment of Mr. Druzak to its Board of Directors. A copy of the press release, which is incorporated herein by reference, is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Press release dated June 16, 2005 regarding election of Mr. Druzak to Board of Directors


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ICEWEB, INC.


Date:  June 20, 2005                    By: /s/ John R. Signorello
                                            ----------------------
                                            John R. Signorello,
                                            Chief Executive Officer